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                                                                    EXHIBIT 23.1









                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17617) of American Pad & Paper Company of our report dated March 16, 1998 appearing on page 34 of this Form 10-K.





PRICE WATERHOUSE LLP

Dallas, Texas
March 25, 1998